Exhibit 99.1

Century Aluminum Names Gunnar Gudlaugsson Executive Vice President, Global Operations
John Hoerner, Century’s EVP North America Operations, to Retire

CHICAGO, Feb. 09, 2021 (GLOBE NEWSWIRE) – Century Aluminum Company (NASDAQ: CENX) announced today that it has named Gunnar Gudlaugsson as Executive Vice President, Global Operations. Since joining Century in 2008, Mr. Gudlaugsson has served in a variety of operational roles of increasing responsibility, including most recently as Vice President, European Operations and Managing Director of Norðurál. Mr. Gudlaugsson has a B.S. in Electrical Engineering and Master of Science in Electrical Power Engineering from the University of Aalborg in Denmark.

Jesse Gary, Century’s Chief Operating Officer, stated, "Our Board and I are thrilled to announce Gunnar's promotion to this critically important position. Since joining us in 2008, Gunnar has played a leading role in transforming Century’s businesses in Iceland and the Netherlands into the world-class operations that they are today. We are excited to be able to bring his significant management expertise and proven track record of safe and profitable operations to the rest of our businesses.”

Century also announced that John Hoerner, Century’s Executive Vice President, North American Operations, will retire following ten years of distinguished service to the Company. Mr. Hoerner will remain with Century in an advisory role through October 2021 to assist with the transition.

Michael Bless, Century’s President and Chief Executive Officer, thanked Mr. Hoerner for his service: “John has played an instrumental role in Century’s success and in preserving the U.S. aluminum industry. We wish him the best in retirement.”

About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: our expectations with respect to the future performance of our management team; global and local financial and economic conditions; future aluminum pricing and the costs of our major raw materials; the impact of the continuously evolving COVID-19 pandemic; and the future financial and operating performance of Century and its subsidiaries.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report

Exhibit 99.1
on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Contact
Peter Trpkovski
(Investors and media)
312-696-3132

Source: Century Aluminum Company